Exhibit 99.2
                    UNITED WASTE SYSTEMS, INC.
    PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           (Unaudited)

     Note 5 ("Note 5") to the accompanying pro forma condensed consolidated statement of operations for the year ended December
31, 1995 identifies each of the acquisitions completed by United
Waste Systems, Inc. (the "Company") during the period from January
1, 1995 through August 22, 1996 that were accounted for as a purchase. An asterisk following an acquisition identified in Note
5 indicates that such acquisition was a smaller acquisition and is not reflected in these pro forma statements (collectively such acquisitions being referred to as the "Excluded Acquisitions"). As more fully disclosed in Note 1 to the pro forma financial statements, the Company completed acquisitions that were accounted for as a pooling-of-interests and, accordingly, have been included in the Company's historical financial statements. None of the Excluded Acquisitions individually represents the acquisition of a "significant" business as determined by reference to the conditions specified in the definition of "significant subsidiary" (in Rule 1-02 of Regulation S-X under the Securities Exchange Act of 1934).
In addition, the Excluded Acquisitions in the aggregate do not satisfy any such conditions for significance at the 20% level. All acquisitions from the period January 1, 1996 through August 22, 1996 in the aggregate, do not satisfy any such conditions of significance at the 20% level.

     The accompanying unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1996 gives effect to each acquisition identified in Note 5 (other than the Excluded Acquisitions) that was completed after the beginning of such period (the "1996 Acquisitions"), as if all such acquisitions had occurred on January 1, 1996.

     The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995 gives effect to each acquisition identified in Note 5 (other than the Excluded Acquisitions) that was completed after the beginning of such period (the "1995 and 1996 Acquisitions") as if all such acquisitions had occurred on January 1, 1995.

     An audited pro forma balance sheet as of June 30, 1996 has not been provided because giving effect to the acquisitions completed after such date would not have resulted in material pro forma adjustments to such balance sheet.

     The unaudited pro forma condensed consolidated statements of operations are based upon certain assumptions and estimates which are subject to change. These statements are not necessarily indicative of the actual results of operations that might have occurred, nor are they necessarily indicative of expected results in the future.

     The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with (i) the Company's Supplemental Consolidated Financial Statements and related notes filed as Exhibit 99.1 to this Report on Form 8-K and (ii) the Company's historical financial statements for the six months ended June 30, 1996 and related notes included under Item 1 of the Company's Report on Form 10-Q for the quarterly period ended June 30, 1996 (which financial statements and related notes are incorporated by reference herein).

                                UNITED WASTE SYSTEMS, INC.
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          For the Six Months Ended June 30, 1996
                                        (Unaudited)

                                                                       Pro Forma         Pro Forma
                                Historical         Acquisitions      Adjustments      Consolidated
Revenues                      $145,791,006         $  4,891,067    $  (60,000)  (a)     $150,622,073
Cost of
  operations                    91,662,942            3,671,903       (60,000)  (a)       95,368,404
                                                                       93,559    (b)
Selling, general
  and administrative
  expense                       23,214,855            1,385,083      (726,436)  (c)       23,873,502
Income from operations          30,913,209             (165,919)      632,877             31,380,167
Interest expense                 7,206,432              236,976      (236,976)  (d)        7,826,396
                                                                      619,964   (e)
Other expense (income),
  net                            1,481,091              (28,215)                         1,452,876
Income before income
  taxes                         22,225,686              (374,680)     249,889            22,100,895
Provision for income
  taxes                          8,993,127                 6,287     (380,065)  (f)       8,619,349
Net income                    $ 13,232,559           $  (380,967)   $ 629,954           $13,481,546

Primary earnings per
  common and common
  equivalent share                     $.34                                                     $.35

Primary weighted average
  equivalent shares              38,901,193                                              38,901,193

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    UNITED WASTE SYSTEMS, INC.
                       NOTES TO PRO FORMA
          CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE SIX MONTHS ENDED JUNE 30, 1996

1.   HISTORICAL

     The historical balances represent the results of operations of the Company for the indicated period as reported in the Unaudited Condensed Consolidated Financial Statements of United Waste Systems, Inc. included under Item 1 of the Company's Report on Form 10-Q for the six months ended June 30, 1996 (which financial statements and related notes are incorporated by reference herein). As described in Note 2 to such financial statements, the Company completed the acquisition of the Salinas Companies on June 28, 1996, in a transaction accounted for as a pooling-of-interests and, accordingly, such financial statements for all periods presented therein have been restated to include the accounts of the Salinas Companies. The historical balances reflect such restatement.

2.   ACQUISITIONS

     The balances for acquisitions represents the results of operations of the 1996 Acquisitions prior to their respective acquisition dates for the period presented.

3.   PRO FORMA ADJUSTMENTS

     The pro forma adjustments reflected in the pro forma condensed consolidated statement of operations give effect to the following:


     (a) To eliminate intercompany revenue and expense between the Company and certain of the 1996 Acquisitions.

     (b) To reflect (1) the amortization of excess purchase price and landfill airspace (2) depreciation of acquired fixed assets based upon revalued fair market asset values; and
          (3) closure and post closure expenses on an accrual basis.

          Assets acquired are being depreciated and amortized over the following remaining estimated useful lives:


               Vehicles and equipment. .3-10 years

               Land improvements . . . . .10 years

               Buildings                 . . . . . . .25-30 years

               Intangible assets . . . .3-40 years

     (c) To reflect net contractual reductions made to former owners' and officers' compensation.

     (d) To reflect reduction of interest expense resulting from the non-assumption of certain of the 1996 Acquisitions' indebtedness.

     (e) To reflect additional interest expense resulting from additional Company indebtedness required to finance the purchase of the 1996 Acquisitions.

     (f) To adjust federal and state income taxes for the effect of the pro forma adjustments and to reflect the filing of a consolidated federal income tax return.

4.   EARNINGS PER COMMON SHARE

     Earnings per common share is calculated by dividing the net income by the weighted average outstanding shares during the period.

     The weighted average outstanding shares during the six months ended June 30, 1996 are calculated as follows:


                                  Primary Average
                                 Equivalent Shares
Historical weighted
  average shares                       38,901,193
Shares issued for
  1996 Acquisitions                          ---
                                       38,901,193

                                   UNITED WASTE SYSTEMS, INC.
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                   For the Year Ended December 31, 1995
                                                (Unaudited)

                                                 Acquisitions
                                                   (other than
                                                     Partyka          Partyka         Pro Forma                 Pro Forma
                           Historical            Acquisition)         Acquisition     Adjustments               Consolidated
Revenue                $       228,376,762    $   56,584,736        $ 12,507,546      $(1,233,763)(a)        $296,235,281
Cost of
  operations                   140,813,834        41,445,829            8,230,249      1,341,686)(a)          188,926,393
                                                                                         323,078 (b)
                                                                                        (544,911)(c)
Selling, general
  and administrative
  expense                       34,841,125        10,777,240             1,177,743     (1,067,718)(c)          45,728,390
Income from
  operations                    52,721,803         4,361,667             3,099,554      1,397,474              61,580,498
Interest expense                10,061,290         1,406,651               111,879     (1,385,394)(d)          18,801,622
                                                                                        8,607,196 (e)
Other income,
  net                             (948,830)         (431,267)              (72,727)                            (1,452,824)
Income before provison
  for pro forma
  income taxes                  43,609,343         3,386,283              3,060,402     (5,824,328)            44,231,700
Provision for pro
  forma income taxes            16,779,259           699,596              1,214,830     (1,802,705)(f)         16,890,980
Pro forma net
  income                        26,830,084    $    2,686,687        $     1,845,572     (4,021,623)            27,340,720
Net deductions from
  pro forma income
  available to
  common
  stockholders                   372,501                                                                          372,501
Pro forma income
  available to
  common stockholders  $      26,457,583                                                                $      26,968,219
Pro forma primary
  earnings per
  common and common
  equivalent share                  $.77                                                                              $.78
Primary average
  equivalent shares           34,693,501                                                                       34,834,691

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    UNITED WASTE SYSTEMS, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED DECEMBER 31, 1995

1.   HISTORICAL

     The historical balances represent the results of operations of the Company for the indicated period as reported in the Supplemental Consolidated Financial Statements of United Waste
Systems, Inc. filed as Exhibit 99.1 to this Report on Form 8-K. As described in Notes 3 and 13 to such financial statements, the Company completed the acquisition of the Carmel Marina Companies on September 29, 1995 in a transaction accounted for as a pooling-of-interests and the acquisition of the Salinas Companies on June 28, 1996 in a transaction accounted for as a pooling-of-interests and, accordingly, such financial statements for all periods presented therein have been restated to include the accounts of the Carmel
Marina Companies and the Salinas Companies. The historical balances reflect such restatements.

2.   ACQUISITIONS

     The balances for acquisitions represents the results of operations of the 1995 and 1996 Acquisitions prior to their respective acquisition dates for the period presented.

3.   PRO FORMA ADJUSTMENTS

     The pro forma adjustments reflected in the pro forma condensed consolidated statement of operations give effect to the following:

     (a) To eliminate intercompany revenue and expense between the Company and certain of the 1995 and 1996 Acquisitions and include rate increases granted to an acquired company upon the acquisitions closing.

     (b) To reflect (1) the amortization of excess purchase price and landfill airspace (2) depreciation of acquired fixed assets based upon revalued fair value asset values, and
          (3) closure and post closure expenses on an accrual basis.

          Assets acquired are being depreciated and amortized over the following remaining estimated useful lives:


               Vehicles and equipment. .3-10 years

               Land improvements . . . . .10 years

               Buildings                 . . . . . . .25-30 years

               Intangible assets . . . .3-40 years

     (c) To reflect net contractual reductions made to former owners' and officers' compensation.

     (d) To reflect reduction of interest expense resulting from the non-assumption of certain of the 1995 and 1996
          Acquisitions' indebtedness.

     (e) To reflect additional interest expense resulting from additional Company indebtedness required to finance the purchase of the 1995 and 1996 Acquisitions.

     (f) To adjust federal and state income taxes for the effect of the pro forma adjustments and to reflect the filing of a consolidated federal income tax return.

4.   EARNINGS PER COMMON SHARE

     Earnings per common share is calculated by dividing the net income by the weighted average outstanding shares during the period.

     The weighted average outstanding shares during the year ended December 31, 1995 are calculated as follows:


                             Primary Average
                            Equivalent Shares
Historical weighted
  average shares                34,552,311
Shares issued
  for 1996 and
  1995 Acquisitions                141,190
                                34,693,501

5.   ACQUISITIONS LISTING

     This note identifies each of the acquisitions completed by the Company during the period from January 1, 1995, through August 22, 1996 that was accounted for as a purchase. (As described in Notes 3 and 13 of Notes to the Supplemental Consolidated Financial Statements filed as Exhibit 99.1 to this Report on Form 8-K, the Company during this period completed two transactions that were accounted for as pooling-of-interests).

Company                       Business                     Date Acquired
Ironland Disposal             Collection/                   January 1995
  Service, Inc.*              Transfer Station
Malone's Refuse Removal, Inc. Collection                    January 1995
E&K General Hauling, Inc.*    Collection                   February 1995
Leahy Waste Disposal, Inc.*   Collection                   February 1995
Waste Systems Corporation/    Landfill/                    February 1995
  Waste Co., Inc.             Collection/
                              Transfer Station
Disposal Service, Inc.        Landfill                     February 1995
C.B. Trucking, Inc.*          Collection                   February 1995
N.J. Mensing                  Collection                   February 1995
  Enterprises, Inc.*
Gallagher's Service, Inc.     Collection/                     March 1995
                              Transfer Station
Benson Brothers               Collection/                     March 1995
  Disposal, Inc.              Transfer Station
T.J.C.*                       Collection                      March 1995
Dakota Resource               Transfer Station                March 1995
  Recovery, Inc.
Bellaire Sanitation, Inc.     Collection/                     April 1995
                              Transfer Station
Knutson Services, Inc.        Collection/                     April 1995
                              Transfer Station
Junker Sanitation, Inc.       Collection                      April 1995
Poor Richard's, Inc.*         Collection/                     April 1995
                              Transfer Station
Tollefson Sanitary            Collection                        May 1995
  Services, Inc.*
Rhinelander Disposal          Collection/                       May 1995
  Service, Inc.*              Transfer Station
J.D.L. Leasing, Inc.*         Collection                        May 1995
Ray Andersen & Sons           Collection                        May 1995
  Companies, Inc.*
J.R. & Sons Waste Services*   Collection                       June 1995
Empire Waste Services, Inc.*  Collection                       June 1995
Eisinger Sanitation           Collection                       June 1995
  Services, Inc.*
Don's S&S Disposal, Inc.*     Collection                       July 1995
Dwayne Mapes                  Collection                       July 1995
  Disposal Service*
Lewies Garbage Disposal*      Collection                       July 1995
East Kentucky
  Sanitation, Inc.*           Collection                       July 1995
McCormick Refuse
  Services, Inc.*             Collection                       July 1995
E.R. Hopper & Son, Inc.       Landfill/                        July 1995
                              Collection/
                              Transfer Station
Suburban Sanitation           Collection/
  Company(KY)                 Transfer Station               August 1995
Williams Landfill, Inc.       Landfill/                      August 1995
                              Collection
Zenith-Kremer Waste           Collection/                    August 1995
  Systems, Inc.               Transfer Station
Kelly's Disposal              Collection                     August 1995
  Service, Inc.*
J.F. Partyka companies        Landfill/                   September 1995
                              Collection
P&D Waste Services, Inc.*     Collection                  September 1995
Twin Ports                    Collection/                 September 1995
  Environmental, Inc.*        Transfer Station
Lake Sanitation, Inc.*        Collection                  September 1995
Borders Sanitation, Inc.*     Collection/                 September 1995
                              Transfer Station
Bartlet's Disposal, Inc.*     Collection                    October 1995
Wayne Sanitation, Inc.*       Collection/                   October 1995
                              Transfer Station
Campbell Rubbish Removal*     Collection                   November 1995
B&M Sanitation, Inc.*         Collection/        November 1995
                              Transfer Station
Tri County Sanitation, Inc.*  Collection                   December 1995
United Waste                  Collection                    January 1996
  Systems, Inc. (MN)
  (not previously affiliated
  with the Company)*
Cardinal Sanitation, Inc.     Collection                    January 1996
Albany Disposal               Collection                    January 1996
  Service, Inc.*
Hudson & Sons Sanitation*     Collection                    January 1996
Commercial Disposal           Collection/                   January 1996
  Company, Inc.               Transfer Station
Central Sanitary              Landfill/                    February 1996
  Landfill, Inc.              Collection
Robert Wright Disposal, Inc.* Collection                   February 1996
Creech Sanitation*            Collection                   February 1996
Cheshire Sanitation, Inc.*    Collection/        February 1996
                              Transfer Station
Charlie's Rubbish*            Collection                      March 1996
Benjamin Scott*               Collection                      April 1996
Milby Sanitation*             Collection                      April 1996
Suburban Sanitation (MN)*     Collection                      April 1996
Dafter Sanitary               Landfill/                       April 1996
  Landfill, Inc.              Collection
JJ Young*                     Collection                      April 1996
McDaniel Landfill, Inc.       Landfill/                         May 1996
                              Collection/
                              Transfer Station
DSI of Shawanoo County, Inc.* Collection                        May 1996
Deitrich Sanitary             Collection/                       May 1996
  Service, Inc.               Recycling
Peterson Demolition, Inc.*    Collection/                       May 1996
                              Transfer Station
Manca Brothers*               Landfill                         June 1996
Fred Bauer*                   Collection                       June 1996
Twin City Sanitation, Inc.*   Collection                       June 1996
Carpenter Trucking*           Collection                       June 1996
Rubbish Busters*              Collection                       June 1996
Andrews Rubbish*              Collection                       June 1996
United Waste                  Landfill/                        June 1996
  Systems, Inc. (CO)          Collection/
  (not previously affiliated  Transfer Station
  with the Company)
Peter Corellis Rubbish        Collection                       June 1996
  Removal, Inc.*
Missouri River                Collection/                      July 1996
  Sanitation, Inc.*           Transfer Station
Cecil Sikes Sanitary          Collection                       July 1996
  Services, Inc.*                                              July 1996
Baker Sanitation, Inc.*       Collection                       July 1996
Adirondack Waste              Collection                       July 1996
  Systems, Inc.*
Albany Greene                 Collection                       July 1996
  Sanitation, Inc.*
Midwest Sanitation, Inc.*     Collection                     August 1996
County Waste*                 Collection                     August 1996
Arnold Trusty*                Collection                     August 1996
CDF Consolidated              Collection/                    August 1996
  Corporation*                Transfer Station
Okolona Sanitation, Inc.*     Collection                     August 1996